EXHIBIT 10.22

                                SNAP2 CORPORATION
                               10641 Justin Drive
                             Des Moines, Iowa 50322
                     Tel: (515) 331-0560 Fax: (515) 331-3901
                                    ("SNAP2")

               IN-FLIGHT ENTERTAINMENT SOFTWARE LICENSE AGREEMENT

Customer: TAM Linhas Aereas S.A.
          Av. Jurandir, 856 Lote 4, 5 Andar
          Sao Paulo, 04072-000, Brazil


Contact:  Fernanda Hummel, fernanda.hummel@tam.com.br, Telephone: +55 11 5582
          8658

SNAP2 hereby grants Customer, and Customer hereby accepts from SNAP2, a non-exclusive and non-transferable right to use the computer programs described in Section 1 below (the "Products") on the designated hardware described in
Section 2 below (the "Designated Hardware"), for the term specified herein, subject to the terms and conditions specified below.

                          GENERAL TERMS AND CONDITIONS

1. PRODUCTS

"Products" means (i) the machine-readable object code version of the computer programs described in the Product Schedule, whether embedded on disc, tape or other media, for use on the computer platform specified in the Product Schedule (the "Software"), (ii) the published user manuals and documentation that SNAP2 makes generally available for the Software (the "Documentation"), (iii) the fixes, updates, upgrades or new versions of the Software or Documentation that SNAP2 may provide to Customer under this Agreement (the "Enhancements") and (iv) any copy of the Software, Documentation or Enhancements. Nothing in this Agreement will entitle Customer to receive the source code of the Software or Enhancements, in whole or in part.

2. DESIGNATED HARDWARE

"Designated Hardware" means the hardware equipment installed in the designated aircraft, each as specified in the Product Schedule. Customer may use the Products as described in Section 3 only on the Designated Hardware while it possesses and operates the Designated Hardware. Any other use or transfer of the Products will require SNAP2's prior approval, which (i) shall not be unreasonably withheld or delayed and (ii) may be subject to additional charges should any revision to the Products be required as a result of the alternative use or transfer.

3. USE

Customer may use the Products only in and for Customer's own internal purposes in providing in-flight entertainment to passengers. Customer will not permit any other person to use the Products, whether on a time-sharing or other multiple user arrangement. Customer may install the Software or Enhancements on a network or other multi-user computer system specified in the Product Schedule and use the Designated Hardware to provide file services to Customer's in-flight entertainment consoles, up to the number of seats specified in the Product Schedule. Customer may make a reasonable number of back-up archival copies of the Software and Enhancements. Customer will reproduce all confidentiality and proprietary notices on each of these copies and maintain an accurate record of the location of each of these copies. Customer will not otherwise copy, translate, modify, adapt, decompile, disassemble or reverse engineer the Products, except as and to the extent expressly authorized by applicable law or with the prior approval of SNAP2.

4. PAYMENT

Customer will pay to SNAP2 the License Fee specified in the Product Schedule and by the date specified in the Product Schedule. The License Fee is based upon the total number of aircraft that may access an in-flight entertainment console. Any increase in usage may be subject to additional charges. All amounts specified in the Product Schedule are exclusive of any applicable use, sales, service, property or other taxes or contributions, Customer will pay in addition to the amount due and payable hereunder. If, under local law or applicable treaty, Customer is required to withhold any tax on such payments, then the amount of the payment will be automatically increased to totally offset such tax, so that the amount actually remitted to SNAP2, net of all taxes imposed under such local law, equals the amount invoiced or otherwise due. Customer will promptly furnish SNAP2 with the official receipt of payment of these taxes to the appropriate taxing authority to the extent the same are issued by the appropriate tax authority. Any amount not paid when due will accrue interest at the rate of 1.5% per month. Customer will pay such interest when remitting the principal amount to SNAP2.

5.  SHIPMENT

SNAP2 will, at its own cost and risk, ship the Products from its distribution center to a mutually agreed third party in the United States, subject to delays beyond SNAP2's control. Should Customer desire shipment outside of the United States, then SNAP2 will select the method of shipment for Customer's account and obtain all licenses required to export the Products from the country of origin. Customer shall pay or reimburse SNAP2 for the cost of shipment of the Products to the port of entry at Customer's country of domicile. Customer will (i) obtain all licenses required to import the Products into its country of domicile, (ii) clear the Products through local customs and


                                     Page 1   SNAP2 Confidential and Proprietary
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(iii) pay all customs duties and other charges assessed on such importations, if applicable. Risk of loss will pass to Customer upon arrival of the Products at the port of entry in Customer's country of domicile.

6.  MAINTENANCE AND SUPPORT

(a) Maintenance. During the warranty period specified in Section 7(a), SNAP2 will provide Customer, at no additional charge, with the fixes and updates that SNAP2 may make generally available as part of its standard maintenance services (the "Updates"). Customer may elect to continue receiving Updates free of charge for the remainder of the Term (as defined in Section 12(a)) after the Warranty Period (the "Maintenance Period"), as long as the Agreement is in effect.

(b) "Hot-Line" Support. During the Warranty Period and any Maintenance Period for which Customer has paid, SNAP2 will provide Customer, at no additional charge, with advice, consultation and assistance to use the Product and diagnose and correct problems that Customer may encounter (the "Hot-Line Support"). SNAP2 will offer the Hot-Line Support remotely by telephone, fax or other electronic communication during its business hours, 8:00 am to 5:00 pm C.S.T. Customer will bear all telephone and other expenses that it may incur in connection with the Hot-Line Support. SNAP2 may offer on-site support to Customer at additional charges.

Hot-Line Contact Information:

         Contact: Tony Hoffman
         Address: SNAP2 Corp.
                  10641 Justin Drive
                  Des Moines, IA 50322
         Phone:   (515) 331-0560 ext. 228
         Fax:     (515) 331-3901
         Email:   tonyh@snaptwo.com

(c) Limitation. The Updates will not include any upgrade or new version of the Products that SNAP2 decides, in its sole discretion, to make generally available to its customer base as a separately priced item. This Section will not be interpreted to require SNAP2 to (i) develop and release Enhancements or (ii) customize the Enhancements to operate in conjunction with any Customer Modification or otherwise satisfy Customers' particular requests. If an Enhancement replaces the prior version of the Product, Customer will destroy such prior version upon installing the Enhancement.

7. WARRANTIES AND REMEDIES

(a) Limited Warranty. SNAP2 warrants that (i) the Software will conform to SNAP2's published specifications in effect on the date of delivery, (ii) the Software will perform substantially as described in the accompanying Documentation for 90 days after delivery of the Product, and (iii) from the date of delivery of the Product by SNAP2 until December 31, 2000, the Products will record, store, process and present calendar dates falling on or after December 31, 1999 in the same manner and with substantially the same functionality as such Products record, store, process and present calendar dates falling before December 31, 1999, (iv) it will perform any maintenance and support services pursuant to Section 6 with reasonable care and skill. Customer acknowledges that
(i) the Products may not satisfy all of Customer's requirements, (ii) the use of the Products may not be uninterrupted or error-free and (iii) this limited warranty will be not apply in case of any Customer Modifications. Customer further acknowledges that (i) the License Fee and other charges contemplated under this Agreement are based on the limited warranty, disclaimers and limitation of liability specified in Sections 7, 8 and 9 and (ii) such charges would be substantially higher if any of these provisions were unenforceable.

(b) Remedies. In case of breach of warranty or any other duty related to the quality of the Products, SNAP2 or its representative will, at its own cost promptly correct or replace any defective Software extending the software license period equal to the period of time the software was not useable or, if not practicable, SNAP2 will accept the return of the defective Software and refund to Customer (i) the amount actually paid to SNAP2 for the defective Software, less depreciation based on a 5-year straight line depreciation schedule, and (ii) a pro rata share of any maintenance fees that Customer actually paid to SNAP2 for the period that such Software was not usable. Customer acknowledges that this Paragraph sets forth Customer's exclusive remedy, and SNAP2's exclusive liability, for any breach of warranty or other duty related to the quality of the Products.

(c) Limitations. The warranty provided in this Section 7 will not apply to the extent that the breach of warranty or Product defect is not brought to the attention of SNAP2 during the applicable warranty period or arises, SNAP2 as a result of (i) failure to properly install or use the Product in accordance with its documentation, (ii) failure of the operating environment or hardware failure, (iii) modification of the Products other than by SNAP2, (iv) failure to promptly install an Update provided to the Customer by SNAP2 that would have eliminated the defect, (v) use of the Products with ambiguous date related data or in a Year 2000 non-compliant operating environment or (vi) the combination of the Products with other items not provided by SNAP2, but only if the breach would not have occurred from use of the Product alone with the Designated Hardware existing as of the date of this Agreement.


(d) Disclaimer. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, ALL WARRANTIES, CONDITIONS, REPRESENTATIONS, INDEMNITIES AND GUARANTEES WITH RESPECT TO THE PRODUCTS, WHETHER EXPRESS OR IMPLIED, ARISING BY LAW, CUSTOM, PRIOR ORAL OR WRITTEN STATEMENTS BY SNAP2, ITS AGENTS OR OTHERWISE (INCLUDING, BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE, SATISFACTORY QUALITY AND NON-INFRINGEMENT) ARE HEREBY OVERRIDDEN, EXCLUDED AND DISCLAIMED.

8. INDEMNITY

(a) Indemnity. If an action is brought against Customer claiming that a Product infringes a presently issued U.S. patent, or a copyright or trade secret, SNAP2 will defend Customer at SNAP2's expense and, subject to this Section and Section 9, pay the damages and costs finally awarded against customer in the infringement action, but only if (i) Customer notifies SNAP2 promptly upon learning that the claim might be asserted, (ii) SNAP2 has sole control over the defense of the claim and any negotiation for its settlement or compromise and
(iii) Customer provides SNAP2 with full cooperation in the investigation, defense and settlement of such claim as SNAP2 may reasonably require, providing that Customer shall be reimbursed all of its reasonable out of pocket expenses incurred as a result.

(b) Alternative Remedy. If a claim described in Section 8(a) may be or has been asserted, Customer will permit SNAP2, at SNAP2's option and expense, to (i) procure the right to continue using the Product, (ii) within a reasonable timeframe replace or modify the Product to eliminate the infringement while providing functionally equivalent performance or only if the remedies specified in (i) and (ii) are unavailable to SNAP2 on commercially reasonable terms, (iii) accept the return of the Product and refund to Customer the amount actually paid to SNAP2 for such Product, less depreciation based on a 5-year straight-line depreciation schedule and a pro rata share of any maintenance fees that Customer actually paid to SNAP2 for the period that such Product was not usable.

(c) Limitation. SNAP2 shall have no indemnity obligation to Customer under


                                     Page 2   SNAP2 Confidential and Proprietary
this Section if the infringement claim results from (i) a correction or modification of the Product not provided by SNAP2, such as a Customer Modification, (ii) the failure to install an Update provided to Customer by SNAP2 or (iii) the combination of the Product with other items not provided by SNAP2, unless the infringement would have occurred from use of the Product alone.

9. NO CONSEQUENTIAL DAMAGES

UNDER NO CIRCUMSTANCES WILL SNAP2 OR ITS LICENSORS BE LIABLE FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE OR INCIDENTAL DAMAGES OR LOST PROFITS, WHETHER FORESEEABLE OR UNFORESEEABLE, BASED ON CUSTOMER'S CLAIMS OR THOSE OF ITS PASSENGERS (INCLUDING, BUT NOT LIMITED TO, CLAIMS FOR LOSS OF DATA, GOODWILL, USE OF MONEY OR USE OF THE PRODUCTS, INTERRUPTION IN USE OR AVAILABILITY OF DATA, STOPPAGE OF OTHER WORK OR IMPAIRMENT OF OTHER ASSETS OR EQUIPMENT), ARISING OUT OF BREACH OR FAILURE OF EXPRESS OR IMPLIED WARRANTY, BREACH OF CONTRACT, MISREPRESENTATION, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE. IN NO EVENT WILL THE AGGREGATE LIABILITY WHICH SNAP2 OR ITS LICENSORS MAY INCUR IN ANY ACTION OR PROCEEDING EXCEED THE TOTAL AMOUNT ACTUALLY PAID BY CUSTOMER FOR THE SPECIFIC PRODUCT THAT DIRECTLY CAUSED THE DAMAGE. THIS SECTION WILL NOT APPLY ONLY WHEN AND TO THE EXTENT THAT APPLICABLE LAW SPECIFICALLY REQUIRES LIABILITY, DESPITE THE FOREGOING EXCLUSION AND LIMITATION.

10. OWNERSHIP

All trademarks, service marks, patents, copyrights, trade secrets and other proprietary rights in or related to the Products are and will remain the exclusive property of SNAP2 or its licensors, whether or not specifically recognized or perfected under applicable law. Customer will not take any action that jeopardizes SNAP2's or its licensor's proprietary rights or acquire any right in the Products, except the limited use rights specified in Section 3. SNAP2 or its licensor will own all rights in any copy, translation, modification, adaptation or derivation of the Products, including any Customer Modification or other improvement or development of the Products. Customer will obtain, at SNAP2's reasonable request and expense, the execution of any instrument that may be appropriate to assign these rights to SNAP2 or its designee or perfect these rights in SNAP2's or its licensor's name.

11. CONFIDENTIALITY

(a) Confidentiality. Customer acknowledges that the Products incorporate confidential and proprietary information developed or acquired by or licensed to SNAP2. Customer will take all reasonable precautions necessary to safeguard the confidentiality of the Products, including (i) those taken by Customer to protect Customer's own confidential information and (ii) those which SNAP2 or its authorized representative may reasonably request from time to time. Customer will not allow the removal or defacement of any confidentiality or proprietary notice placed on the Products. The placement of copyright notices on these items will not constitute publication or otherwise impair their confidential nature.

(b) Disclosure. Customer will not disclose, in whole or in part, any item of the Products that has been designated as confidential to any individual, entity or other person, except (i) to those of Customer's employees or consultants who (x) require access for Customer's authorized use of the Products and (y) agree to comply with the use and non-disclosure restrictions applicable to the Products under this Agreement. Customer shall cause any employee or consultant who has access to the source code of the Software to expressly acknowledge its confidential and proprietary nature. Customer acknowledges that any unauthorized use or disclosure of the Products may cause irreparable damage to SNAP2, its licensors and SNAP2. If an unauthorized use or disclosure occurs, Customer will immediately notify SNAP2 and take, at Customer's expense, all steps which may be available to recover the Products and to prevent their subsequent unauthorized use or dissemination.

(c) Limitation. Customer will have no confidentiality obligation with respect to any portion of the Products that (i) Customer knew or independently developed before receiving the Products under this Agreement, (ii) Customer lawfully obtained from a third party under no confidentiality obligation or (iii) became available to the public other than as a result of any act or omission by Customer or any of Customer's employees or consultants.

12. TERM AND TERMINATION

(a) Term. This agreement will become effective as of the date set forth below and continue in effect for an initial term of 36 months (the "Term"), unless otherwise terminated pursuant to Section 12(b). This Agreement will automatically renew for additional terms of 12 months each, unless either party provides the other with written notice of its intention not to renew at least 45 days prior to the expiration of the Term or any renewal thereof.

(b) Termination for Convenience. Customer may terminate this Agreement, without right to refund, by notifying SNAP2 of such termination in writing.

(c) Termination for Cause. Either party may terminate this Agreement, immediately upon notice to the other party and without judicial or administrative resolution, if the other party or any of its employees or agents breach any term or condition hereof and such breach is not cured within 60 days after receipt of notice specifying the breach and demanding its cure; provided, however, that a cure period shall be applicable to a breach of Sections 10 or 11 only if such breach is, in the non-breaching party's opinion, reasonably capable of cure. This Agreement will terminate automatically if either party becomes insolvent or enters into bankruptcy, suspension of payments, moratorium, reorganization or any other proceeding that relates to insolvency or protection of creditors' rights. Upon the termination of this Agreement for any reason, all rights granted to Customer hereunder will cease, and Customer will promptly (i) purge the Software and Enhancements from the Designated Hardware and all of Customer's other computer systems, storage media and other files, (ii) destroy the Products and all copies thereof and (iii) deliver to SNAP2 a letter signed by an officer of Customer which certifies that Customer has complied with these termination obligations. Upon termination of this Agreement by Customer pursuant to Section 12(c), SNAP2 shall refund to Customer the pro-rated amount of the then-paid license fee or maintenance fee for the remaining term of the Agreement. The provisions of Sections 7, 8, 9, 10, and 11 will survive the termination of this Agreement.

13. INSPECTION

During the term of this Agreement, SNAP2 or its representative may, upon reasonable prior notice to Customer, inspect the files, computer processors, equipment, aircraft and facilities of Customer during normal working hours to verify Customer's compliance with this Agreement. While conducting such inspection, SNAP2 or its representative will be entitled to copy any item that Customer may possess in violation of this Agreement.

14. ASSIGNMENT

Customer shall not assign, delegate or otherwise transfer this Agreement or any of its rights or obligations hereunder without SNAP2's prior approval.

15. EXPORT CONTROLS

Customer acknowledges that the Products and all related technical information, documents and materials are subject to export controls under the


                                     Page 3   SNAP2 Confidential and Proprietary

U.S. Export Administration Regulations. Customer will (i) comply strictly with all legal requirements established under these controls, (ii) cooperate with SNAP2 in any official or unofficial audit or inspection that relates to these controls and (iii) not export, re-export, divert or transfer, directly or indirectly, any such item or direct products thereof to Cuba, Iran, Iraq, Libya, North Korea, Sudan, Syria or any country that is embargoed by Executive order, unless Customer has obtained the prior written authorization of SNAP2 and the U.S. Commerce Department. Upon notice to Customer, SNAP2 may modify this list to conform to changes in the U.S. Export Administration Regulations.

16. MISCELLANEOUS

All notices or approvals required or permitted under this Agreement must be given in writing. Any waiver or modification of this Agreement will not be effective unless executed in writing and signed by the parties. This Agreement will bind the parties' successors-in-interest. This Agreement will be governed by and interpreted in accordance with the laws of the State of New York, U.S.A. The parties hereby exclude application of the U.N. Convention on Contracts for the International Sale of Goods from this Agreement and any transaction between them related thereto. If any provision of this Agreement is held to be unenforceable, in whole or in part, such holding will not affect the validity of the other provisions of this Agreement, unless either party in good faith deems the unenforceable provision to be essential, in which case such party may terminate this Agreement effective immediately upon notice to the other party. Any press release or other public statement regarding this Agreement shall be mutually agreed to between the parties. Either party may use the other's name in its advertising collateral, subject to the prior approval of the other party, which shall not be unreasonably withheld or delayed. This Agreement constitutes the complete and entire statement of all conditions and representations of the agreement between SNAP2 and Customer with respect to its subject matter and supersedes all prior writings or understandings.


                                     Page 4   SNAP2 Confidential and Proprietary

     THIS AGREEMENT IS NOT EFFECTIVE UNTIL SIGNED ON BEHALF OF BOTH PARTIES.


         SNAP2 Corporation
------------------------------------    ---------------------------------------
             ("SNAP2")                               ("Customer")


By:     /s/   Mark Malinak              By:    /s/ Jose Zaidan Maluf
   ---------------------------------       ------------------------------------
              (Signature)                            (Signature)


Name:   Mark Malinak                    Name:       Jose Zaidan Maluf
     -------------------------------         ----------------------------------
Title:  Vice President of Sales         Title:       Contracts Director
      ------------------------------          ---------------------------------
Date:   8/30/01                         Date:       August 30, 2001
     -------------------------------         ----------------------------------


                                     Page 5   SNAP2 Confidential and Proprietary

                                PRODUCT SCHEDULE

Software: TAM has selected the first eleven games from the SNAP2 Travel Kit Game
          Suite of seventeen (17) games:

          1.   Solitaire
          2.   Black Jack
          3.   Backgammon
          4.   Othello
          5.   In-Flight Tetris(TM)
          6.   Twins Cafe Match game
          7.   Zero G
          8.   Trivia Game
          9.   Hangman
          10.  Draw Poker
          Bonus Game:
          11.  Chinese Solitaire

          12.  Crossword
          13.  Tic-Tac-Toe / Noughts and Crosses
          14.  Noisy Farm
          15.  Slots
          16.  Keno
          17.  Professional Gold Digger

Computer Platform:            Rockwell Collins TES Core D

Designated Hardware (S/N):    Rockwell Collins TES

Designated Aircraft:          5 aircraft in year one (1); 4 aircraft in year
                              two (2)

Cabin Deployment:             1st and Business deployment

Annual License Fee:           [Confidential Treatment has been requested for
                              this portion of this Exhibit]


                  SNAP2 TravelKit Game Suite Annual Pricing (U.S. dollars)
                  ----------------------------------------------------------------------------------------

                               Product                   Full Aircraft          Pricing 1st & Business
                  ----------------------------------------------------------------------------------------
                  Aircraft Quantity for 11 Games
                                                        Aircraft / year             Aircraft / year
                  ----------------------------------------------------------------------------------------

                  ----------------------------------------------------------------------------------------
                  [Confidential Treatment has been requested for this portion of this Exhibit]

                  ----------------------------------------------------------------------------------------

                  ----------------------------------------------------------------------------------------

                  ----------------------------------------------------------------------------------------

                  ----------------------------------------------------------------------------------------

                  o License fees per aircraft, per year. Content upgrades subject to IFE OEM restrictions, integration fees and rack availability.

Custom Content Services:    1. Logo graphic provided by Customer on game
                               startup screens.

                            2. Language translations - one translation -
                               Portuguese.
                                        [Confidential Treatment has been
                             requested for this portion of this Exhibit]

Installation Fee:           SNAP2 is not routinely required by Rockwell to be
                            on-site for testing. If Rockwell or TAM requires on-site testing from SNAP2 the charges are as follows:
                            [Confidential Treatment has been requested for this portion of this Exhibit]


                                     Page 6   SNAP2 Confidential and Proprietary

Payment Due Date:           Net 30 days. License execution required before
                            Content Services can start. License execution required before game installation on Rockwell
                            Collins rack.

Customer is responsible for all Rockwell Collins related integration and rack costs.

Content Updates or Upgrades are subject to Rockwell Collins restrictions and integration fees.

                           Product Services

               ----------------------------------------------------------------------------------

                Services Type                                      Pricing (U.S. dollars)

               ----------------------------------------------------------------------------------

                Card back graphics (all games)                    [Confidential Treatment
               ----------------------------------------------------------------------------------

                Logo integration on Start-up screens (all games)
               ----------------------------------------------------------------------------------

                Language translations                                has been requested
               ----------------------------------------------------------------------------------

                Background graphics development
               ----------------------------------------------------------------------------------

                Menu Root Page development                            for this portion
               ----------------------------------------------------------------------------------

                Menu Sub Page development
               ----------------------------------------------------------------------------------

                Graphics development, miscellaneous                   of this Exhibit]
               ----------------------------------------------------------------------------------

                Programming, miscellaneous
               ----------------------------------------------------------------------------------

                Crossword, 20 puzzles
               ----------------------------------------------------------------------------------

                Trivia package, 500 questions
               ----------------------------------------------------------------------------------

                Rockwell Collins Pomona, CA engineering support
               ----------------------------------------------------------------------------------

                Rockwell Collins Pomona, CA rack fee
               ----------------------------------------------------------------------------------

                SNAP2 On-site engineering (plus expenses)
               ----------------------------------------------------------------------------------

                On-site Product Training (plus expenses)
               ----------------------------------------------------------------------------------


                                     Page 7   SNAP2 Confidential and Proprietary

Translation of Games

The following 17 games are available for Rockwell Collins TES. Customer may substitute any game from the current list, while Agreement is in effect, subject to additional SNAP2 translation fees and all IFE OEM integration fees and restrictions.

-----------------------------------------------------------------------------------------------------------

      Game Title

-----------------------------------------------------------------------------------------------------------

                           English  Chinese  French  German   Japanese  Thai  Italian Portuguese  Spanish
-----------------------------------------------------------------------------------------------------------
  1   Backgammon              X        X        X       X         X       X      X         X         X
-----------------------------------------------------------------------------------------------------------

  2   Blackjack               X        X        X       X         X                        X         X
-----------------------------------------------------------------------------------------------------------

  3   Othello                 X        X        X       X         X                        X         X
-----------------------------------------------------------------------------------------------------------

  4   Solitaire               X        X        X       X         X       X      X         X         X
-----------------------------------------------------------------------------------------------------------

  5   Tetris(TM)              X        X        X       X         X       X      X         X         X
-----------------------------------------------------------------------------------------------------------

  6   Twins Cafe Match        X        X        X       X         X       X      X         X         X
      Game
-----------------------------------------------------------------------------------------------------------

  7   Zero G                  X        X        X       X         X       X      X         X         X
-----------------------------------------------------------------------------------------------------------

  8   Hangman                 X        NA       X       X         NA      NA     X         X         X
-----------------------------------------------------------------------------------------------------------

  9   Trivia Game             X        NA       X       X         NA      NA     X         X         X
-----------------------------------------------------------------------------------------------------------

 10   Professional Gold       X        X        X       X         X       X      X         X         X
      Digger
-----------------------------------------------------------------------------------------------------------

 11   Draw Poker              X        X        X       X         X       X      X         X         X
-----------------------------------------------------------------------------------------------------------

 12   Crossword               X        NA      NA       NA        NA      NA    NA        NA         NA
-----------------------------------------------------------------------------------------------------------

 13   Chinese Solitaire       X        X
-----------------------------------------------------------------------------------------------------------

 14   Tic-Tac-Toe /           X        X        X       X         X       X      X         X         X
      Noughts and Crosses
-----------------------------------------------------------------------------------------------------------

 15   Keno                    X
-----------------------------------------------------------------------------------------------------------

 16   Slots                   X
-----------------------------------------------------------------------------------------------------------

 17   Noisy Farm              X
-----------------------------------------------------------------------------------------------------------

               * Content upgrades subject to IFE OEM restrictions,
                       availability and integration fees.


                                     Page 8   SNAP2 Confidential and Proprietary